Exhibit 10.68 (b)


                               THIRD AMENDMENT TO
                     REVOLVING CREDIT, TERM LOAN, EQUIPMENT
                  ACQUISITION TERM LOAN AND SECURITY AGREEMENT
                  --------------------------------------------

     THIS THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN, EQUIPMENT ACQUISITION TERM LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of January 6, 2005 to be effective retroactively to the Effective Date (as defined herein) by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("Agent"), the Lenders party thereto and each of ADVANCED NUTRACEUTICALS, INC., a Texas corporation ("Parent"), BACTOLAC PHARMACEUTICAL INC., a Delaware corporation ("Bactolac"), and NIB, INC. (f/k/a ANI PHARMACEUTICALS, INC.), a Mississippi corporation ("NIB") and together with Parent and Bactolac, each a "Borrower" and collectively, the "Borrowers"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.

     A. WHEREAS, Agent, Lenders and Borrowers are parties to that certain Revolving Credit, Term Loan, Equipment Acquisition Term Loan and Security Agreement dated as of March 21, 2003 as amended by a First Amendment dated as of December 31, 2003 and a Second Amendment dated March 23, 2004 (as heretofore and hereafter amended, supplemented, modified and/or restated from time to time, collectively the "Agreement"), pursuant to which the Lenders made Advances and Loans to the Borrowers;

     B. WHEREAS, Borrowers have requested that Agent and Lenders agree to amend the Tangible Net Worth covenant set forth in Section 1 to Annex I to the Agreement to correct an error made with respect thereto in the Second Amendment;

     NOW, THEREFORE, in consideration of the terms and conditions, premises and the other mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments. The sections, definitions, schedules, annexes and exhibits, as applicable, of and to the Agreement referenced and/or set forth below are hereby amended as follows:

          (a) Amendment to Annex I. Retroactive to the Effective Date, Section 1 to Annex I of the Agreement is hereby deleted and replaced in its entirety to read as follows:

               "1) Tangible Net Worth

                    As measured on the last day of each fiscal year of
               Borrowers, the Tangible Net Worth shall not be less than the following:

               Test Date:                Minimum Tangible Net Worth:
               September 30, 2004        $4,500,000
               September 30, 2005        $5,000,000"


     SECTION 2. Effective Date. Upon receipt by Agent of a duly executed copy of this Amendment by each Borrower, this Amendment shall be deemed to be effective as of September 30, 2004 (the "Effective Date").

     SECTION 3. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement and other Loan Documents shall remain in full force and effect and hereby are ratified and confirmed as so amended. This Amendment shall not constitute a novation, satisfaction and accord, cure, release and/or satisfaction of the Agreement and/or other Loan Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein and therein in full. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Loan Document or any other document or instrument to the Agreement shall mean and be a reference to the Agreement as amended and modified by this Amendment. Each reference in the Agreement and/or other Loan Documents or any other document or instrument to any Loan Documents or words of similar import shall mean and be a reference to the Loan Documents as amended hereby

     SECTION 4. Representations.

     Each Borrower hereby represents and warrants to Agent as follows as of the date hereof and as of the Effective Date: (i) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment to which it is a party are within its powers, have been duly authorized, and do not contravene (A) its articles of incorporation or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it; (iv) this Amendment has been duly executed and delivered by it; (v) this Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (vi) it is in compliance with all covenants and agreements in the Loan Documents and it is not in default under the Agreement or any other Loan Document and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment, including, without limitation, any violation or breach of or Event of Default with respect to Annex I of the Agreement, and (vii) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof and as of the Effective Date as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

     SECTION 5. Miscellaneous.

     (a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Agreement or any other Loan Document or any right, power or remedy of Agent, nor constitute a waiver of any provision of the Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power or privilege available to Agent whether under the Agreement, other Loan Documents, at law or otherwise.

     (b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

     (c) This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Agreement or the applicable Loan Document. This Amendment shall be considered part of the Agreement and shall be a Loan Document for all purposes under the Agreement and other Loan Documents.

     (d) This Amendment, the Agreement, and the Loan Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof. If any provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

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


     (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

     (f) No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations hereunder or thereunder and any delegation, transfer or assignment in violation hereof shall be null and void. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of any Borrower or any other Person other than Agent and each Lender. Nothing contained in this Amendment shall be construed as a delegation to Agent of Borrowers' duties of performance, including, without limitation, any duties under any account or contract in which Agent has a security interest or Lien. This Amendment shall be binding upon Borrowers and Agent and Lenders and their respective successors and permitted assigns. Agent's and Lenders' ability to assign, sell or transfer all of any part of this Amendment and shall be governed by the Agreement.

     (g) Each Borrower hereby (i) consents to the execution and delivery of this Amendment by the other Borrowers, (ii) agrees that this Amendment and shall not limit or diminish the obligations of the subject Borrower under the Loan Documents, (iii) reaffirms its obligations under each of the Loan Documents to which it is a party, and (iv) agrees that each of such Loan Documents remain in full force and effect and are hereby ratified and confirmed. All representations and warranties made in this Amendment and shall survive the execution and delivery of this Amendment and no investigation by Agent shall affect such representations or warranties or the right of Agent to rely upon them.

     (h) Each Borrower shall execute and deliver such other documents, certificates and/or instruments and take such other actions as Agent may reasonably request in order more effectively to consummate the transactions contemplated hereby.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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

                                SIGNATURE PAGE TO
            THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN, EQUIPMENT
                  ACQUISITION TERM LOAN AND SECURITY AGREEMENT

     IN WITNESS WHEREOF, the parties have caused this Third Amendment To Revolving Credit, Term Loan, Equipment Acquisition Term Loan And Security Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above to be effective on and as of the Effective Date.

BORROWERS:                       ADVANCED NUTRACEUTICALS, INC.,
                                 a Texas corporation


                                 By:  /s/ Jeffrey G. McGonegal
                                      ------------------------------------------
                                      Name:  Jeffrey G. McGonegal
                                      Title: Senior Vice President - Finance

                                 BACTOLAC PHARMACEUTICAL, INC.,
                                 a Delaware corporation

                                 By:  /s/ Jeffrey G. McGonegal
                                      ------------------------------------------
                                      Name:  Jeffrey G. McGonegal
                                      Title: Vice President

                                 NIB, INC. (f/k/a/ ANI PHARMACEUTICALS, INC.), a Mississippi corporation


                                 By:  /s/ Jeffrey G. McGonegal
                                      ------------------------------------------
                                      Name:  Jeffrey G. McGonegal
                                      Title: President

AGENT AND LENDER:                CAPITALSOURCE FINANCE LLC


                                 By:   /s/
                                      ------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                      ------------------------------------------


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